UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of Registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 516-1712
Registrant’s telephone number, including area code

Date of fiscal year end: September 30, 2022

Date of reporting period:  September 30, 2022

Item 1. Reports to Stockholders.

(a)

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September 30, 2022

Cove Street Capital
Small Cap Value Fund

Ticker : CSCAX | Cusip : 56166Y875

Annual Report

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www.CoveStreetFunds.com | 866-497-0097

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(This Page Intentionally Left Blank)

Annual Report 2022
Cove Street Capital Small Cap Value Fund
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Table of
Contents

☐ Letter to Shareholders	4
☐ Performance	8
☐ Expense Example	9
☐ Holdings Presentation	10
☐ Schedule of Investments	11
☐ Statement of Assets and Liabilities	13
☐ Statement of Operations	14
☐ Statements of Changes in Net Assets	15
☐ Financial Highlights	16
☐ Notes to Financial Statements	17
☐ Appendix	24

www.CoveStreetFunds.com
866-497-0097

Letter to Shareholders
(unaudited)

GREETINGS FELLOW SHAREHOLDER:

As many shareholders know, the “Annual Letter” is somewhat superfluous as we write to our partners quarterly and this iteration comes so quickly after our last letter. As a result, we include the bulk of our last letter. Our one additional comment might be to reiterate our focus on “there is less new today under the sun than is commonly surmised.” Our companies have seen rhyming versions of recessions, inflation and deflation, horrendous government policy mistakes, geopolitical wackiness and any variety of “off-spreadsheet” events that have to be dealt with. Our contention and research suggest that we own businesses that have growing intrinsic value at reasonable valuations and thus market turmoil is more likely to be mostly short-term “marks” rather than a permanent capital loss. And thus opportunities for future wealth creation.

We do not think it will seem terribly surprising to you, the investor/partner/reader, that things seem clearly unhinged in the ZQworld, and markets reflect that vacillation, seemingly hour by hour. It is also important to note that many investors/journalists/bloggers seem to have neither lived through a history longer than ten years or have availed themselves of the opportunity to read about the world that came before them.

Stubborn inflation, terrible policy mistakes by elected officials and the Federal Reserve, foreign policy adventures that one truly has to head scratch hard to imagine are happening again, stock market manias and bubbles, and frauds that specifically or generally blowup…are not new things. They are not fun things either, but to a large degree, they can be managed through both intelligent asset allocation and curated security selection with an emphasis on “not permanently losing money.”  Every businessperson running a public company that we own is thinking of these same issues.  They are pivoting as best they can to deal with the problems, as well as to take advantage of other’s pain and difficulties, to inure advantage for the long run. We do not seek to own “factors”, “asset classes” or immovable blocks that inevitably will have something happen to them with no escape.

So that is where we are. We are being helped by investor attention at the margin turning towards businesses that were NOT in any way in favor for an impressively painful amount of time (i.e. Value).  In addition, we have a handful of businesses that have, blessedly, near-term catalysts. Markets going down represent opportunities for new money, because it is always about what is ahead of us, not the “woulda, coulda, shoulda”. We have a consistent philosophy, a focused firm that can actually invest in smaller companies, and we think we are still very early in the shift from “silly” to ”rational”.

We are going to repeat this often: the biggest picture is that we are living in a much messier world today that is no longer underpinned by a global policy of nearly free money. We thus postulate that nearly everything that “worked” for years is going to have a problem - either in multiple compression as any inherent business model goodness takes years to catch up to ridiculous market valuation; or in actual exposure of a false premise - the tide is going out and one’s choice of swim attire will be self-evident. So we do “micro,” try to worry less about the broader world, and focus on a narrow group of opportunities where management teams, assisted by our two cents in many cases, can self-help their way to solid returns.

The following will highlight some of our more notable…or worse. Performers over the trailing 12 months as befits an annual letter, but as we have discussed all these holdings in prior letters we will embellish our attempt at brevity.

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Letter to Shareholders (continued)
(unaudited)

Top Contributors	Average Weight	Return	Contribution
Blueknight Energy Partners L.P.	3.86	54.30	2.23
White Mountains Insurance Group Ltd.	4.01	22.66	0.97
StoneX Group Inc.	3.82	25.59	0.81
UFP Technologies Inc.	2.40	37.93	0.78
KBR Inc.	3.08	10.73	0.39

All these positions remain top positions in the Fund with the exception of Blue Knight Energy, which was taken over at a material premium to our initial cost.

In Cove Street parlance, we view these holdings as “Buffetts” which means we expect long term compounding over time, and we are loath to play gin rummy with good businesses run by people we like. That does not preclude “leaning into” position sizing as roaring current success partially takes away from future success.

And the opposite concept is at work on our worst performers. In each case, but Lionsgate, we have bought more on the way down as we see the current appearance of failure a mechanism by which we enhance future performance as the value discount yawned wider. In Lionsgate, we will admit to a miscalculation and a position sizing error. Lionsgate stands out a like a sore thumb in a world of expensive consolidation of media content. We seem to have mistaken public announcements and the very large holdings of the management team and the Board of Directors as a signal of alignment with common shareholders to maximize shareholder value. As can often be the case in media investment, one then needs to discount that rationality with a recognition of ego and public perception and that has not worked in our favor. We halved our position at prices more than 50% above current levels, but apparently, we should have sold it all. It remains a deep value and a “half-position.”

Top Detractors	Average Weight	Return	Contribution
Compass Minerals International Inc	5.57	-39.34	-2.10
SecureWorks Corporation	2.65	-53.70	-2.06
Lions Gate Entertainment Corporation CL B	4.59	-46.65	-2.05
Six Flags Entertainment Corporation	2.51	-58.06	-1.54

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Annual Report 2022 — CSCAX Cove Street Capital Small Cap Value Fund	Letter to Shareholders (continued) (unaudited)

Viasat (Ticker: VSAT) also fits the “volatile quarter vs quarter” profile in the past year. This time around, it was a contributor. To repeat, Viasat is literally sitting on close to $1 billion of un-earning assets and “pre-service” costs in advance of its long delayed launch (thanks COVID and supply chain headaches) of the Viasat-3 satellite constellation. The first of these launches is expected to be in Q4 of this calendar year, the second launch in the second half of 2023. The success of these launches and the beginning of service revenues derived from these assets will spawn an enormous turn in Viasat finances on both the income statement and balance sheet, and it has been our decades of experience in financial markets that stock prices eventually follow fundamentals. The proposed acquisition of Inmarsat has checked off a variety of regulatory hurdles, and has a reasonable chance of also closing by year-end. We believe there is a non-zero probability of “masterstroke deal” that will add to per share value. It is one of our largest positions and we have high conviction in the math...and for the first time in a while…the timing. (Postscript – after the quarter end, they announced the sale of their Link 16 military business for $1.8 billion net, which was almost 70% of their market cap and the stock went up a cool 27%. It begins.)

We strive to run the Fund minimizing taxes where possible, but we recognize that life is not perfect and we simply ran out of intelligent losses to take. Our expected Capital Gain Ex-date was 11/10/22, see Note 11. Please see our website at https://covestreetfunds.com/resources/for updates as we receive them.

In closing, we are starting to see a wide swathe of opportunity, but recognize that events outside our control may conspire to delay gratification. If we can buy decent businesses cheaply, then our risk is “timing and temporary” rather than permanent loss of capital. That is what we think we own today.

Jeffrey Bronchick, CFA | Principal, Portfolio Manager
Shareholder, Cove Street Capital Small Cap Value Fund

The information provided herein represents the opinions of Cove Street Capital LLC and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions expressed are subject to change at any time.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The statutory prospectus and summary prospectus contain this and other important information about the investment company, and they may be obtained by calling 1-866-497-0097 or visiting www.covestreetfunds.com. Read it carefully before investing.

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Annual Report 2022 — CSCAX Cove Street Capital Small Cap Value Fund	Letter to Shareholders (continued) (unaudited)

The information provided herein represents the opinions of Cove Street Capital, LLC and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions expressed are subject to change at any time.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments for a complete list of holdings.

Mutual fund investing involves risk. Principal loss is possible. There is no assurance that the investment process will consistently lead to successful results. Value investing involves risks and uncertainties and does not guarantee better performance or lower costs than other investment methodologies. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. Concentration of assets in a single or small number of issuers, may reduce diversification and result in increased volatility.

The Russell 2000® Index measures the performance of the small cap segment of the U.S. equity universe, representing approximately 10% of the total market capitalization of the Russell 3000® Index, and the Russell 2000® Value Index includes those Russell 2000® Index companies with lower price to book ratios and lower forecasted growth values. One cannot invest directly in an Index.

The Cove Street Small Cap Value Fund is distributed by Quasar Distributors, LLC.

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Annual Report 2022 — CSCAX Cove Street Capital Small Cap Value Fund	Institutional Class Performance (unaudited)

Annualized Rates of Return (%) as of September 30, 2022

Value of $10,000 Investment as of September 30, 2022

(1)
The Institutional Class commenced operations on October 3, 2001. The performance results for the Institutional Class reflect the performance of the Investor Class shares from September 30, 1998 through October 2, 2001. The Investor Class subsequently closed, effective November 25, 2015.

(2)
The Russell 2000® Index is a market capitalization-weighted index comprised of the 2,000 smallest companies listed on the Russell 3000® Index, which contains the 3,000 largest companies in the U.S. based on market capitalization. One cannot invest directly in an Index.

(3)
The Russell 2000® Value Index measures the performance of the small cap value segment of U.S. equity securities. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. One cannot invest directly in an Index.

Past performance does not guarantee future results. Graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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Annual Report 2022 — CSCAX Cove Street Capital Small Cap Value Fund	Expense Example September 30, 2022 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to, redemption fees, broker commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with  the  ongoing  costs  of  investing in other mutual funds. The Example is based on an investment of $1,000 invested at  the  beginning of the period and held for the entire period (April 1, 2022 – September 30, 2022).

Actual Expenses

The first line of the table below  provides information  about actual  account  values  and  actual  expenses.  You may use the information in this line, together with the amount you invested, to  estimate  the  expense that  you  paid over the period. Simply divide your account value by  $1,000  (for  example,  an  $8,600  account  value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading  entitled  "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical  account  values and  expenses  may  not  be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the  shareholder reports of the  other  funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

	BEGINNING ACCOUNT VALUE 4/1/2022	ENDING ACCOUNT VALUE 9/30/2022	EXPENSES PAID DURING PERIOD(1) 4/1/2022 - 9/30/2022
Institutional Class Actual (2)	$1,000.00	$818.90	$5.75 (3)
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.75	$6.38 (4)

(1)
Expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 1.26%,  multiplied by  the  average account value over the period, multiplied by 183/365 to reflect the one-half year period.

(2)	Based on the actual return for the six-month period ended September 30, 2022 of -18.11%.

(3)	Excluding interest expense, the actual expenses would be $5.70.

(4)	Excluding interest expense, the hypothetical expenses would be $6.33.

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Holdings Presentation
September 30, 2022 (unaudited)

Sector Allocation (1) (% of net assets) as of September 30, 2022

Top 10 Equity Holdings(1) (% of net assets) as of September 30, 2022

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

C S C A X

Annual Report 2022 — CSCAX Cove Street Capital Small Cap Value Fund	Schedule of Investments September 30, 2022

COMMON STOCKS - 97.7%	Shares	Value

Basic Materials - 18.0%
Chase Corp.	17,800	$1,487,546
Compass Minerals International, Inc.	46,000	1,772,380
Ecovyst, Inc. *	147,970	1,248,867
NewMarket Corp.	3,200	962,656
UFP Technologies *	7,500	643,800
		6,115,249
Consumer Discretionary - 14.6%
E.W. Scripps, Class A *	100,000	1,127,000
Liberty TripAdvisor Holdings, Inc. - Class A *	500,000	545,000
Lions Gate Entertainment Corp. *	170,000	1,181,500
Six Flags Entertainment Corp. *	40,000	708,000
Wayside Technology Group, Inc.	52,139	1,401,496
		4,962,996
Consumer Staples - 6.6%
Landec Corp. *	250,000	2,222,500

Energy - 4.5%
CNX Resources Corp. *	40,000	621,200
Hallador Energy Co. *	160,000	899,200
		1,520,400
Financials - 17.4%
Global Indemnity Group	90,000	1,986,300
StoneX Group, Inc. *	16,000	1,327,040
Tiptree, Inc.	60,000	645,600
White Mountains Insurance Group Ltd.	1,500	1,954,530
		5,913,470
Health Care - 7.5%
Enovis Corp. *	18,000	829,260
InfuSystem Holdings, Inc. *	90,500	632,595
Viemed Healthcare, Inc. *	180,000	1,080,000
		2,541,855
Industrials - 10.5%
DLH Holdings Corp. *	70,000	858,900
Ducommun, Inc. *	5,800	230,028
KBR, Inc.	25,300	1,093,466
Research Solutions, Inc. *	268,875	548,505
Standex International Corp.	10,000	816,500
		3,547,399

See Notes to Financial Statements.

C S C A X

Annual Report 2022 — CSCAX Cove Street Capital Small Cap Value Fund	Schedule of Investments (continued) September 30, 2022

COMMON STOCKS (continued) - 97.7%	Shares	Value

Technology - 8.0%
Cargurus, Inc. *	22,600	320,242
CommVault Systems, Inc. *	20,000	1,060,800
Great Elm Group, Inc. *	141,840	283,680
IEH Corp. * (a)	89,200	936,600
N-able, Inc. *	11,000	101,530
		2,702,852
Telecommunications - 7.1%
ViaSat, Inc. *	80,000	2,418,400

Utilities - 3.5%
Heritage-Crystal Clean *	40,000	1,182,800

Total Common Stocks (Cost $30,802,252)		33,127,921

SHORT-TERM INVEESTMENT - 3.0%
Invesco Treasury Obligations Portfolio, Institutional Class, 2.76%^
Total Short-Term Investment (Cost $1,031,160)	1,031,160	1,031,160

Total Investments - 100.7% (Cost $31,833,412)		34,159,081
Other Assets and Liabilities, Net - (0.7)%		(244,276)
Total Net Assets - 100.0%		$33,914,805

*	Non-income producing security
(a)
Security considered illiquid and is categorized in Level 3 of the fair value hierarchy. The illiquid security has a total fair value of $936,600, which represents 2.8% of net assets. See Notes 2 and 3 in Notes to Financial Statements.

^	The rate shown is the annualized seven day effective as of September 30, 2022.

See Notes to Financial Statements.

C S C A X

Annual Report 2022 — CSCAX Cove Street Capital Small Cap Value Fund	Statement of Assets and Liabilities September 30, 2022

ASSETS:
Investments, at value (Cost $31,833,412)	$34,159,081
Receivable for capital shares sold	2,343
Dividends and interest Receivable	12,126
Prepaid expenses	12,006
Total assets	34,185,556

LIABILITIES:
Payable for capital shares redeemed	126,545
Payable to investment adviser	37,464
Payable for fund administration & accounting fees	27,361
Payable for audit fees	22,000
Payable for transfer agent fees & expenses	18,000
Payable for postage & printing fees	17,801
Payable for compliance fees	5,000
Payable for trustee fees	4,036
Payable for custody fees	1,100
Accrued expenses	11,444
Total liabilities	270,751

NET ASSETS	$33,914,805

NET ASSETS CONSIST OF:
Paid-in capital	27,851,518
Total distributable earnings	6,063,287
Net Assets	$33,914,805

Shares issued and outstanding (1)	1,088,846
Net asset value, redemption price and offering price per share (2)	$31.15

(1) Unlimited shares authorized without par value.

(2) A redemption fee of 2.00% is assessed against shares redeemed within 60 days of purchase.

See Notes to Financial Statements.

C S C A X

Annual Report 2022 — CSCAX Cove Street Capital Small Cap Value Fund	Statement of Operations for the Year Ended September 30, 2022

INVESTMENT INCOME:
Dividend income	$253,971
Interest income	13,009
Total investment income	266,980

EXPENSES:
Investment adviser fees (See Note 4)	458,334
Fund administration & accounting fees (See Note 4)	85,571
Transfer agent fees & expenses (See Note 4)	47,813
Federal & state registration fees	24,731
Audit fees	23,502
Trustee fees	17,867
Compliance fees (See Note 4)	14,997
Postage & printing fees	10,751
Legal fees	7,868
Custody fees (See Note 4)	7,034
Other expenses	6,077
Insurance expense	2,304
Total expenses before interest	706,849
Interest expense (See Note 9)	4,216
Total expenses before recoupment/waiver	711,065
Adviser recoupment (See Note 4)	9,195
Less: waiver from investment adviser (See Note 4)	(42,023)
Net Expenses	678,237

NET INVESTMENT LOSS	(411,257)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	10,308,657
Net change in unrealized appreciation/depreciation on investments	(16,762,112)
Net realized and unrealized loss on investments	(6,453,455)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,864,712)

See Notes to Financial Statements.

C S C A X

Annual Report 2022 — CSCAX Cove Street Capital Small Cap Value Fund	Statements of Changes in Net Assets September 30, 2022

	Year Ended September 30, 2022	Year Ended September 30, 2021

OPERATIONS:
Net investment income (loss)	$(411,257)	$1,153,931
Net realized gain on investments	10,308,657	7,449,800
Net change in unrealized appreciation/depreciation on investments	(16,762,112)	29,800,004
Net increase (decrease) in net assets from operations	(6,864,712)	38,403,735

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,933,758	9,471,335
Proceeds from reinvestments of distributions	5,948,028	982,224
Payments for shares redeemed	(35,804,464)	(48,899,527)
Redemption fees	2,971	3,693
Decrease in net assets resulting from capital share transactions	(25,919,707)	(38,442,275)

DISTRIBUTION TO SHAREHOLDERS:	(6,761,143)	(1,099,558)

TOTAL DECREASE IN NET ASSETS	(39,545,562)	(1,138,098)

NET ASSETS:
Beginning of year	73,460,367	74,598,465
End of year	$33,914,805	$73,460,367

See Notes to Financial Statements.

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Financial Highlights
(for a Fund Share Outstanding Throughout the Years)

	Year Ended September 30,
	2022	2021	2020	2019	2018
PER SHARE DATA:
Net asset value, beginning of year	$40.91	$27.56	$34.89	$37.51	$36.49

Investment operations:
Net investment income (loss)	(0.35)	0.60	0.35	0.24	(0.04)
Net realized and unrealized gain (loss) on investments	(5.25)	13.17	(7.40)	(1.84)	2.10
Total from investment operations	(5.60)	13.77	(7.05)	(1.60)	2.06

Less distributions:
From net investment income	(0.46)	(0.42)	(0.28)	—	—
From net realized gains	(3.70)	—	—	(1.02)	(1.04)
Total distributions	(4.16)	(0.42)	(0.28)	(1.02)	(1.04)
Paid-in capital from redemption fees	— (1)	— (1)	— (1)	— (1)	— (1)

Net asset value, end of year	$31.15	$40.91	$27.56	$34.89	$37.51

TOTAL RETURN	-15.71%	50.33%	-20.43%	-4.26%	5.92%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in millions)	$33.9	$73.5	$74.6	$121.4	$148.4

Ratio of expenses to average net assets:
Before expense waiver/recoupment	1.32%	1.22%	1.18%	1.22%	1.16%
After expense waiver/recoupment	1.26%	1.22%	1.18%	1.23%	1.16%

Ratio of expenses excluding interest
expenses to average net assets:
Before expense waiver/recoupment	1.31%	1.22%	1.18%	1.22%	1.16%
After expense waiver/recoupment	1.25%	1.22%	1.18%	1.23%	1.16%

Ratio of net investment income (loss) to
average net assets:
After expense waiver/recoupment	(0.76)%	1.27%	0.95%	0.65%	(0.11)%

Portfolio turnover rate	51%	68%	70%	53%	59%

(1) Amount per share is less than $0.01.

C S C A X

Annual Report 2022 — CSCAX Cove Street Capital Small Cap Value Fund	Notes to Financial Statements September 30, 2022

1. Organization

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Cove Street Capital Small Cap Value Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is capital appreciation.  The Fund  is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The Fund commenced operations on September 30, 1998 and currently offers Institutional Class shares. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, as necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax or excise tax provision is required. As of and during the year ended September 30, 2022, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended September 30, 2022, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the year ended September 30, 2022, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. tax authorities for tax years prior to the year ended September 30, 2019.

Security Transactions, Income, and Distributions – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of  the applicable country’s tax rules and regulations. The Fund will establish a reserve for interest receivable when it becomes probable that the interest will not be collected, and the amount of uncollectible interest can be reasonably estimated. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividend paid deduction. The Fund distributes substantially all net investment income and net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ  from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. For the year ended September 30, 2022, the Fund decreased distributable earnings by $2,895,837 and increased paid-in capital by $2,895,837. These adjustments were largely due to the use of tax equalization by the Fund.

C S C A X

Notes to Financial Statements (continued)
September 30, 2022

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Expenses – Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid or Restricted Securities – A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. The  Fund will not hold more than 15% of the value of   its net assets in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value. At September 30, 2022, the Fund had investments in illiquid securities with a total value of $936,600 or 2.8% of total net assets.

Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows:

Security	Shares	Date Acquired	Cost Basis
IEH Corp.	89,200	Aug. 2021	$1,321,052

3. Securities Valuation

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These  standards require additional disclosures about the various inputs  and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types. These inputs are summarized in the three broad Levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

C S C A X

Annual Report 2022 — CSCAX Cove Street Capital Small Cap Value Fund	Notes to Financial Statements (continued) September 30, 2022

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Equity Securities – Equity securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices, or last trade. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices, or last trade. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices, or last trade is used, these securities are categorized in Level 2 of the fair value hierarchy.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund's NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated Cove Street Capital, LLC (the “Adviser”) as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of September 30, 2022:

	Level 1	Level 2	Level 3	Total
Common Stocks	$32,191,321	$936,600	$—	$33,127,921
Short-Term Investment	1,031,160	—	—	1,031,160
Total Investments in Securities	$33,222,481	$936,600	$—	$34,159,081

Refer to the Schedule of Investments for further information on the classification of investments.

Continued on next page.

C S C A X

Notes to Financial Statements (continued)
September 30, 2022

4. Investment Advisory Fee and Other Transactions With Affiliates

The Trust has an agreement with Cove Street Capital, LLC (the “Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of the Fund's average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (does not include any front-end or contingent deferred loads, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.25% of the average daily net assets. Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the expense reimbursement occurred  and at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite in term but cannot be terminated within a year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board or the Adviser, with the consent of the Board. Total fee recoupment in the fiscal year ended September 30, 2022, was $9,195, of which $5,594 represented fee waivers occurring during the current fiscal year and $3,601 represented fee waivers occurring during the previous fiscal year. As of September 30, 2022, the Fund has $36,429 in previously waived fees or reimbursed expenses subject to potential recovery by September 30, 2025.

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended September 30, 2022, are disclosed in the Statement of Operations.

5. Capital Share Transactions

	For the Year Ended	For the Year Ended
	September 30, 2022	September 30, 2021
Institutional Class:
Shares sold	107,957	249,404
Shares issued to holders in reinvestment of distributions	151,353	29,719
Shares redeemed	(965,905)	(1,190,450)
Net decrease in shares outstanding	(706,595)	(911,327)

6. Investment Transactions

The aggregate purchases and sales, excluding Short-Term investments, by the Fund for the year ended September 30, 2022, were as follows:

	Purchases	Sales
U.S. Government Securities	$—	$—
Other Securities	$26,238,064	$57,008,601

C S C A X

Annual Report 2022 — CSCAX Cove Street Capital Small Cap Value Fund	Notes to Financial Statements (continued) September 30, 2022

7. Income Tax Information

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at September 30, 2022, were as follows:

Aggregate Gross	Aggregate Gross	Net Unrealized	Federal Income
Appreciation	Depreciation	Appreciation	Tax Cost
$4,636,748	$(2,793,353)	$1,843,395	$32,315,686

Any difference between book-basis and tax-basis unrealized appreciation would be attributable primarily to the tax deferral of losses on wash sales and partnership holdings in the Fund.

At September 30, 2022, the Fund’s components of distributable earnings on a tax-basis were as follows:

Undistributed	Undistributed Long-	Other Accumulated	Net Unrealized	Total Distributable
Ordinary Income	Term Capital Gain	Losses	Appreciation	Earnings
$—	$4,804,290	$(584,398)	$1,843,395	$6,063,287

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on  the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of a Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended September 30, 2022, the Fund deferred qualified late year losses of $584,398. As of September 30, 2022, the Fund had no capital loss carryforwards.

The tax character of distributions paid for the year ended September 30, 2022, were as follows:

	Ordinary Income*	Long Term Capital Gains	Total
Amount in Dollars	$3,882,957	$2,878,186	$6,761,143
Amount per Share	$2.38175	$1.77867	$4.16042

The tax character of distributions paid for the year ended September 30, 2021 were as follows:

	Ordinary Income*	Long Term Capital Gains	Total
Amount in Dollars	$1,099,558	$-	$1,099,558
Amount per Share	$0.42111	$-	$0.42111

*For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

C S C A X

Notes to Financial Statements (continued)
September 30, 2022

8. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30,  2022, Charles Schwab & Co., for the benefit of its customers, owned 32.4% of the Fund’s outstanding shares.

9. Line of Credit

The Fund has established an unsecured line of credit (“LOC”) in the amount of $7,000,000, 15% of gross market  value of the Fund, or 33.33% of the fair value of the Fund’s unencumbered assets, whichever is less. The LOC matures unless renewed on July 21, 2023. This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions and covenants in connection with shareholder redemptions and other short-term liquidity needs of the Fund. The LOC is with the Custodian. Interest is charged at the prime rate which was 6.25% as of September  30, 2022. The interest rate during  the year was between 3.25% and 6.25%. The Fund has authorized the Custodian to charge any of the Fund’s accounts for any missed payments. The weighted average interest rate paid on outstanding borrowings for the Fund was 4.60%. For the year ended September 30, 2022, the Fund’s LOC activity was as follows:

	Average	Amount Outstanding as of	Interest	Maximum	Date of Maximum
LOC Agent	Borrowings	September 30, 2022	Expense	Borrowing	Borrowing
U.S. Bank N.A.	$90,482	$—	$4,216	$4,406,000	September 16, 2022 – September 18, 2022

Prior to July 22, 2022, the date the LOC was renewed, the LOC was limited to the lesser of $10,000,000, 15% of the Fund’s gross market value or 33.33% of the fair value of the Fund’s unencumbered assets, whichever was less.

C S C A X

Annual Report 2022 — CSCAX Cove Street Capital Small Cap Value Fund	Notes to Financial Statements (continued) September 30, 2022

10. General Risk

The global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Fund.

11. Subsequent Event

On November 10, 2022, the Fund paid a short-term capital gain distribution of $99,887, or $0.09500 per share, and a long- term capital gain distribution of $4,874,733, or $4.63621 per share.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

End of Notes to Financial Statements.

C S C A X

Appendix

Appendix Contents

Report of Independent Registered Public Accounting Firm

Additional Information

Privacy Notice

Report of Independent Registered
Public Accounting Firm

To the Shareholders of Cove Street Capital Small Cap Value Fund and
Board of Trustees of Managed Portfolio Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cove Street Capital Small Cap Value Fund (the “Fund”), a series of Managed Portfolio Series, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in net assets for each of the two years in  the period then ended,  and the financial highlights for each of the five years in the period then ended, in conformity with accounting  principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund's Auditor since 2011.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
November 28, 2022

C S C A X

Annual Report 2022 — CSCAX Cove Street Capital Small Cap Value Fund	Additional Information (unaudited)

NAME , ADDRESS , YEAR of BIRTH	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE & LENGTH of TIME SERVED	NUMBER of PORTFOLIOS IN TRUST OVERSEEN by TRUSTEE	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD by TRUSTEE DURING THE PAST FIVE YEARS
Independent Trustees

Leonard M. Rush, CPA	Chairman, Trustee and Audit Committee Chairman	Indefinite Term; Since April 2011	35	Retired, Chief Financial Officer, Robert W. Baird & Co. Incorporated (2000-2011).	Independent Trustee, ETF Series Solutions (60 Portfolios) (2012- Present);
615 E. Michigan St. Milwaukee, WI 53202
Year of Birth: 1946
David A. Massart	Trustee	Indefinite Term; Since April 2011	35	Partner and Managing Director, Beacon Pointe Advisors, LLC (since 2022); Co-Founder and Chief Investment Strategist; Next Generation Wealth Management, Inc. (2005-present).	Independent Trustee, ETF Series Solutions (60 Portfolios) (2012- Present)
615 E. Michigan St. Milwaukee, WI 53202
Year of Birth: 1967
David M. Swanson 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	Trustee and Nominating & Governance Committee Chairman	Indefinite Term; Since April 2011	35	Founder and Managing Principal, SwanDog Strategic Marketing, LLC (2006-present).
Independent Trustee, ALPS Variable
Investment Trust (7 Portfolios)
(2006-Present); Independent
Trustee, RiverNorth Funds (3
Portfolios) (2018-
Present);RiverNorth Managed
Duration Municipal Income Fund
Inc. (1 Portfolio) (2019-Present);
RiverNorth Specialty Finance
Corporation (1 Portfolio) (2018-
Present); RiverNorth/DoubleLine
Strategic Opportunity Fund, Inc. (1
Portfolio) (2018-Present);
RiverNorth Opportunities Fund, Inc.(1 Portfolio)(2015-Present);
RiverNorth Opportunistic. Municipal
Income Fund, Inc. (1 Portfolio)
(2018-Present); RiverNorth Flexible
Municipal Income Fund (2020-
Present).

Robert J. Kern 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1958	Trustee	Indefinite Term; Since January 2011	35	Retired (July 2018 - present), Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-2018).	None

C S C A X

Additional Information (continued)
(unaudited)

NAME , ADDRESS , YEAR of BIRTH	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE & LENGTH of TIME SERVED	NUMBER of PORTFOLIOS IN TRUST OVERSEEN by TRUSTEE	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD by TRUSTEE DURING THE PAST FIVE YEARS
Officers

Brian R. Wiedmeyer	President and	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	Principal Executive	Term, Since		U.S. Bancorp Fund
Milwaukee, WI 53202	Officer	November 2018		Services, LLC
Year of Birth: 1973				(2005 - present).
N/A
Deborah Ward	Vice President, Chief	Indefinite	N/A	Senior Vice President,
615 E. Michigan St.	Compliance Officer	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202	and Anti-Money	April 2013		Services, LLC
Year of Birth: 1966	Laundering Officer			(2004 - present).
Benjamin Eirich	Treasurer,	Indefinite Term;	N/A	Assistant Vice	N/A
615 E. Michigan St.	Principal Financial	Since August 2019		President, U.S.
Milwaukee, WI 53202	Officer and	(Treasurer); Since		Bancorp Fund
Year of Birth: 1981	Vice President	November 2018 (Vice		Services, LLC
		President)		(2008-present).
John Hadermayer	Secretary	Indefinite Term;	N/A	Vice President, U.S. Bank	N/A
615 E. Michigan St.		Since May 2022		Global Fund Services
Milwaukee, WI 53202				(2022-present);
Year of Birth: 1977				Executive Director, AQR
Capital Management, LLC
(2013-2022).
Douglas Schafer	Assistant Treasurer	Indefinite Term; Since	N/A		N/A
615 E. Michigan St.	and Vice President	May 2016 (Assistant
Milwaukee, WI 53202		Treasurer); Since
Year of Birth: 1970		November 2018 (Vice
President)
Sara J. Bollech	Assistant Treasurer	Indefinite Term; Since	N/A	Officer, U.S. Bancorp
615 E. Michigan St.	and Vice President	November 2021		Fund Services, LLC	N/A
Milwaukee, WI 53202				(2007-present).
Year of Birth: 1977
Peter A. Walker, CPA	Assistant Treasurer	Indefinite Term; Since	N/A	Officer, U.S. Bancorp
615 E. Michigan St.	and Vice President	November 2021		Fund Services, LLC	N/A
Milwaukee, WI 53202				(2016-present).
Year of Birth: 1993

C S C A X

Annual Report 2022 — CSCAX Cove Street Capital Small Cap Value Fund	Additional Information (continued) (unaudited)

Statement Regarding the Fund’s Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, Managed Portfolio Series (the “Trust”), on behalf of the Cove Street Capital Small Cap Value Fund (the “Fund”), has adopted and implemented a written liquidity risk management program (the “Program”) that includes policies and procedures reasonably designed to comply with the requirements of Rule 22e-4, including: (i) assessment, management and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) establishment of a highly liquid investment minimum (“HLIM”), as applicable; (iv) limitation on illiquid investments; and (v) redemptions in-kind. The Trust’s Board of Trustees (the “Board”) has approved the designation of Cove Street Capital, LLC (“Cove Street”) as the administrator of the Program (the “Program Administrator”). Personnel of Cove Street or its affiliates conduct the day-to-day operation of the Program pursuant to policies and procedures administered by Cove Street’s Liquidity Risk Management Committee.

In accordance with Rule 22e-4, the Board reviewed a report prepared by the Program Administrator (the “Report”) regarding the operation of the Program and its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021 (the “Reporting Period”). No significant liquidity events impacting the Fund during the Reporting Period or material changes to the Program were noted in the Report.

Under the Program, Cove Street manages and periodically reviews the Fund’s liquidity risk, including consideration of applicable factors specified in Rule 22e-4 and the Program. Liquidity risk is defined as the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. In general, this risk was managed during the Reporting Period by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. In the Report, Cove Street provided its assessment that, based on the information considered in its review, the Program remains reasonably designed to manage the Fund’s liquidity risk and the Fund’s investment strategy remains appropriate for an open-end fund.

Pursuant to the Program, the Program Administrator oversaw the classification of each of the Fund’s portfolio investments as highly liquid, moderately liquid, less liquid or illiquid during the Reporting Period, including in  connection with recording investment classifications on Form N-PORT. Cove Street’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Fund qualified as a “primarily highly liquid fund” as defined in the Program during the Reporting Period. Accordingly, the Fund was not required to establish a HLIM or comply with the related Program provisions during the Reporting Period.

During the Reporting Period, the Fund’s investments were monitored for compliance with the 15% limitation on illiquid investments pursuant to the Program and in accordance with Rule 22e-4. The Fund did not have redemptions in-kind during the Reporting Period.

The Report concluded: (i) the Program was implemented and operated effectively to achieve the goal of assessing and managing the Fund’s liquidity risk during the Reporting Period; and (ii) the Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund during the Reporting Period.

C S C A X

Annual Report 2022 — CSCAX Cove Street Capital Small Cap Value Fund	Additional Information (continued) (unaudited)

Availability of Fund Portfolio Information

The Fund files complete schedules of portfolio holdings with the SEC  for the first and  third quarters of each fiscal  year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-866-497-0097.

Availability of Fund Proxy Voting Information

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-866-497-0097. Information regarding how the Fund voted proxies relating to portfolio  securities  during  the  most recent 12-month period ended June 30, is available (1) without charge, upon request, by calling 1-866-497-0097, or (2) on the SEC’s website at www.sec.gov.

Fund Distribution Information

For the fiscal year ended September 30, 2022, certain dividends paid by the Fund may be  reported  as  qualified  dividend income and may be eligible for taxation at capital gain rates. The percentage of dividends declared from  ordinary income designated as qualified dividend income was 37.45%  % for the  Fund.  For  corporate  shareholders,  the percent of ordinary income distributions qualifying for the  corporate  dividends  received  deduction for  the  fiscal  year ended  September 30, 2022 was 37.69% for  the Fund. The  percentage of taxable ordinary income distributions   that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) was 79.87%.

C S C A X

Privacy Notice
(unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings)

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties  to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains  physical,  electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

C S C A X

ANNUAL REPORT 2022

Cove Street Capital
Small Cap Value Fund

C  S  C  A  X

This report must be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-866-497-0097.

Investment Adviser Cove Street Capital, LLC 2101 East El Segundo Boulevard, Suite 302 El Segundo, CA 90245	Distributor Quasar Distributors, LLC 111 E. Kilbourn Avenue, Suite 2200 Milwaukee, WI 53202

Custodian U.S. Bank N.A. 1555 N. Rivercenter Drive, Suite 302 Milwaukee, WI 53212	Administrator, Fund Accountant and Transfer Agent U.S. Bancorp Fund Services, LLC 615 E. Michigan Street Milwaukee, WI 53202

Independent Registered Public Accounting Firm Cohen & Company, Ltd. 342 N. Water Street, Suite 830 Milwaukee, WI 53202	Legal Counsel Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103

www.CoveStreetFunds.com

(b)	Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  The Registrant has not made any substantive amendments to its code of ethics during the year covered by this report.

The Registrant has not granted any waivers from any provisions of the code of ethics during the year covered by this report.

A copy of the Registrant’s code of ethics that applies to the Registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant. For the fiscal years ended September 30, 2022 and September 30, 2021, the Fund’s principal accountant was Cohen & Company, Ltd. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2022	FYE 9/30/2021
(a) Audit Fees	$17,000	$17,000
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$5,000	$5,000
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 9/30/2022	FYE 9/30/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 9/30/2022	FYE 9/30/2021
Registrant	0%	0%
Registrant’s Investment Adviser	0%	0%

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed Herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Managed Portfolio Series

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    December 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    December 8, 2022

By (Signature and Title)      /s/Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date    December 8, 2022